UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 10, 2021

CymaBay Therapeutics, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36500	94-3103561
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7575 Gateway Blvd., Suite 110

Newark, CA 94560

(Address of principal executive offices)

(510) 293-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	CBAY	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 10, 2021, CymaBay Therapeutics, Inc. (“CymaBay”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). Set forth below is a brief description of each matter considered and voted upon at the Annual Meeting, together with the final tally of the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each such matter, including a separate tabulation with respect to each of the six directors. A more complete description of each matter is set forth in CymaBay’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 27, 2021 (the “Proxy Statement”).

Proposal 1: Election of Directors

CymaBay’s stockholders elected each of the six directors proposed by CymaBay for election, to serve until the 2022 annual meeting of stockholders, and until their successors are elected and have qualified, or until their earlier death, resignation or removal. The tabulation of votes on this matter was as follows:

Director Nominee	Shares Voted For	Shares Withheld
Sujal A. Shah	36,065,721	395,620
Caroline Loewy	33,868,460	2,592,881
Kurt von Emster	35,909,206	552,135
Robert J. Wills	35,497,208	964,133
Thomas G. Wiggans	36,124,717	336,624
Janet Dorling	35,125,062	1,336,279

There were 14,155,646 broker non-votes for this proposal.

Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm

CymaBay’s stockholders ratified the appointment of Ernst & Young LLP as CymaBay’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The tabulation of votes on this matter was as follows:

Shares voted for:	49,666,447
Shares voted against:	878,451
Shares abstaining	72,089

There were no broker non-votes for this proposal.

Proposal 3: Advisory Vote to Approve the Compensation of our Named Executive Officers as Disclosed in the Proxy Statement

CymaBay’s stockholders approved, by advisory vote, the compensation of our named executive officers as disclosed in the Proxy Statement. The tabulation of votes on this matter was as follows:

Shares voted for:	30,529,869
Shares voted against:	5,450,899
Shares abstaining	480,573

There were 14,155,646 broker non-votes for this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CymaBay Therapeutics, Inc.

By:	/s/ Paul Quinlan
Paul Quinlan
General Counsel and Corporate Secretary

Date: June 14, 2021